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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ---------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): JANUARY 14, 2003




                                VIASYSTEMS, INC.
               (Exact name of Registrant as specified in charter)





         DELAWARE                        333-29727               43-1777252
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
     of incorporation)                                      identification no.)





                              101 SOUTH HANLEY ROAD
                            ST. LOUIS, MISSOURI 63105
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (314) 727-2087


                                   ---------



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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         As previously reported, on October 1, 2002, Viasystems Group, Inc. ("Group") and Viasystems, Inc. ("Viasystems" and together with Group, the "Companies") filed voluntary petitions for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"), Case Nos. 02-14867 (ALG) and 02-14868 (ALG), respectively. On October 1, 2002, together with the voluntary petitions, the Companies filed a Joint Prepackaged Plan of Reorganization under Chapter 11 of the U.S. Bankruptcy Code.

         On January 14, 2003, the Bankruptcy Court entered an order (the "Confirmation Order") approving and confirming the companies' Joint Prepackaged Plan of Reorganization, as modified pursuant to the Modification to Plan filed with the Bankruptcy Court on January 2, 2003 (as modified, the "Plan"). Copies of the Plan and the Confirmation Order are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.

         A copy of the press release issued by Viasystems Group, Inc. dated January 14, 2003 announcing the confirmation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Summary of the Plan

         A summary of the material features of the Plan are set forth below. Such summary is qualified in its entirety by reference to the Plan and capitalized terms not defined herein shall have the meanings ascribed to them in the Plan.

         On the Effective Date and in accordance with the terms and conditions of the Plan:

                  (i) Viasystems' senior secured credit facility will be reduced by $77.4 million from proceeds of the Rights Offering and Exchange described below and will be restructured to provide for an aggregate term loan facility of $448 million and a revolving facility ("Exit Facility") of up to $62 million with a letter of credit subfacility of $15 million;

         (ii) Viasystems' Senior Notes will be cancelled, and in exchange the holders thereof will receive (a) shares of New Junior Preferred Stock of Group having a liquidation preference of $120.1 million and (b) 6.3% of the New Common Stock of Group, determined on a fully diluted basis (excluding the effects of the Incentive Option Plan and New Warrants);

                  (iii) claims held by the Secretary of State for Trade and Industry of the United Kingdom ("DTI") pursuant to a guaranty made by Viasystems with respect to a 12 million pound loan made by DTI to Viasystems Tyneside Limited ("VTL") will be cancelled, and in exchange DTI will receive a note in an amount equal to 9 million pounds with interest payable semi-annually in cash on a current basis at an annual interest rate of three percent for periods through September 30, 2008 and at an annual interest rate equal to the Bank of England Base Rate plus two percent for periods thereafter and with principal payable from December 31, 2008 through December 31, 2010 (provided all amounts due and owing under our senior secured credit facility are not paid in full prior to October 1, 2008); provided, however, proceeds received by DTI pursuant to the liquidation of VTL will reduce the outstanding principal under the note;

                  (iv) Viasystems' Subordinated Notes will be cancelled, and in exchange the holders thereof will receive 68.9% of the New Common Stock of Group, determined on a fully diluted basis (excluding the effects of the Incentive Option Plan and New Warrants);

                  (v) claims held by the general unsecured creditors of Group will be cancelled, and in exchange such holders will receive the lesser of (a) 0.2%





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of the New Common Stock of Group, determined on a fully diluted basis (excluding the effects of the Incentive Option Plan and New Warrants) and (b) shares of the New Common Stock of Group having a value equal to the amount of such holder's claim;

                  (vi) claims held by the general unsecured creditors of Viasystems will be cancelled, and in exchange the holders thereof will receive non-transferable subordinated promissory notes in amounts equal to 100% of such claims with interest payable semi-annually in cash on a current basis at an annual interest rate of three percent for periods through September 30, 2008 and at an annual interest rate equal to the prime commercial lending rate per annum published in the Wall Street Journal, New York City edition, for periods thereafter and with principal payable from December 31, 2008 through December 31, 2010;

                  (vii) the Series B Preferred Stock of Group will be cancelled, and in exchange the holders thereof will receive New Warrants, the exercise price of which will be based on a $1.15 billion total enterprise value, to purchase 5.4% of the New Common Stock of Group, determined on a fully diluted basis (excluding the effects of the Incentive Option Plan);

                  (viii) the existing common stock, options and warrants of Group will be cancelled, and the holders thereof will not receive any distribution under the Plan; and

                  (ix) Group will adopt an Incentive Option Plan authorizing the issuance of stock options to purchase shares equaling 10.0% of the New Common Stock of Group, determined on a fully diluted basis (excluding the effects of the New Warrants), and, on the Effective Date of the Plan, will issue up to 80% of such options, the exercise price of which will be based on a $828 million total enterprise value, to its employees.

         In addition, pursuant to the Plan, (a) Group has issued rights to purchase shares of New Senior Convertible Preferred Stock of Group convertible into 17.0% of the common stock of Group, determined on a fully diluted basis (excluding the effects of the Incentive Option Plan and New Warrants), at an aggregate purchase price of $53.7 million to affiliates of Hicks, Muse, Tate & Furst Incorporated, affiliates of GSC Partners, TCW Share Opportunity Fund III, L.P., and other holders of Viasystems' senior subordinated notes (the "Rights Offering") and (b) $23.7 million of bank debt under Viasystems' senior secured credit facility held by affiliates of Hicks, Muse, Tate & Furst Incorporated will be exchanged for 7.5% of the New Common Stock of Group, determined on a fully diluted basis (excluding the effects of the Incentive Option Plan and New Warrants) (the "Exchange"). Pursuant to commitment agreements, conditioned upon, among other things, the effectiveness of the Plan, affiliates of Hicks, Muse, Tate & Furst Incorporated, affiliates of GCS Partners, and TCW Share Opportunity Fund III, L.P. have severally committed to purchase all of the New Senior Convertible Preferred Stock of Group offered in the Rights Offering. In consideration for such commitment, such parties will receive a fee equal to two percent of the price of the New Senior Convertible Preferred Stock of Group that is purchased by such parties in the Rights Offering.

         On the Effective Date and in accordance with the terms and conditions of the Plan, Group will issue 20,744,791 shares of New Common Stock of Group, 4,255,545 shares of New Senior Convertible Preferred Stock of Group, 1,201,000 shares of New Junior Preferred Stock of Group, New Warrants to Purchase 1,436,171 shares of New Common Stock of Group, and options under the Incentive Option Plan to purchase 2,222,222 shares of New Common Stock of Group. On the Effective Date, all the agreements and other documents evidencing the previously outstanding rights of any holder of an equity interest in Group, including options or warrants to purchase equity interests, will be canceled. Additionally, on the Effective Date, all the agreements and other documents evidencing the rights of any holder of a claim against Viasystems or Group in respect of the Senior Notes and the Subordinated Notes of Viasystems will be cancelled.

         As of the date hereof, no New Common Stock, New Senior Convertible Preferred Stock, New Junior Preferred Stock, New Warrants to Purchase shares of New Common Stock, or options under the Incentive Option Plan to purchase shares of New Common Stock





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have been issued by Group and no such securities will be issued until on or after the Effective Date of the Plan.

         The Companies expect the Effective Date of the Plan to occur on January 31, 2003.

Financial Information

         A statement of the assets and liabilities of Viasystems is hereby incorporated by reference to Viasystems' unaudited consolidated balance sheet as of September 30, 2002 set forth in Viasystems' quarterly report on Form 10-Q for the quarter ended September 30, 2002 filed with the Securities and Exchange Commission on November 14, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits.


                           2.1 First Amended and Restated Prepackaged Joint Plan of Reorganization of Viasystems Group, Inc. and Viasystems, Inc. under Chapter 11 of the Bankruptcy Code dated January __, 2003

                           2.2 Findings of Fact, Conclusions of Law, and Order (I) Approving (A) Solicitation of Votes, Voting Procedures and Forms of Ballots and (B) Debtors' Disclosure Statement and (II) Under 11 U.S.C. Section 1129(a) and (b) and Fed. R. Bankr. P. 3020, Confirming Debtors' Joint Plan of Reorganization dated January 14, 2003

                           99.1 Press Release, dated January 14, 2003, announcing the confirmation of the Prepackaged Joint Plan of Reorganization of Viasystems Group, Inc. and Viasystems, Inc. under Chapter 11 of the Bankruptcy Code


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               VIASYSTEMS, INC.



Dated: January 28, 2003                        By: /s/ Joseph S. Catanzaro
                                                   ----------------------------
                                                   Joseph S. Catanzaro
                                                   Senior Vice President and
                                                   Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit Number             Exhibit
--------------             -------
     2.1          First Amended and Restated Prepackaged Joint Plan of
                  Reorganization of Viasystems Group, Inc. and Viasystems, Inc.
                  under Chapter 11 of the Bankruptcy Code dated January __, 2003

     2.2          Findings of Fact, Conclusions of Law, and Order (I) Approving
                  (A) Solicitation of Votes, Voting Procedures and Forms of
                  Ballots and (B) Debtors' Disclosure Statement and (II) Under
                  11 U.S.C. Section 1129(a) and (b) and Fed. R. Bankr. P. 3020,
                  Confirming Debtors' Joint Plan of Reorganization dated January
                  14, 2003

    99.1 Press Release, dated January 14, 2003, announcing the confirmation of the Prepackaged Joint Plan of Reorganization of Viasystems Group, Inc. and Viasystems, Inc. under Chapter
                  11 of the Bankruptcy Code